UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34416 (Commission File Number)	27-0186273 (IRS Employer Identification No.)

6101 Condor Drive, Moorpark, California (Address of principal executive offices)	93021 (Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

PennyMac Mortgage Investment Trust (the “Company”) is filing herewith the opinion of Venable LLP as an exhibit to its Registration Statement on Form S-3 (Registration No. 333-205039) (the “Registration Statement”) in connection with the resale from time to time of common shares of beneficial interest, $0.01 par value per share, of the Company by the selling shareholders identified in the prospectus supplement dated December 30, 2015 to the prospectus dated June 17, 2015 (collectively, the “Prospectus”) forming part of the Registration Statement. Such resale will be made under the Registration Statement and the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2015	PENNYMAC MORTGAGE INVESTMENT TRUST

	By:	/s/ Anne D. McCallion
Name: Anne D. McCallion
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)